MINERAL PROPERTIES (Details 1) $ in Thousands	Dec. 31, 2023 CAD ($)
MINERAL PROPERTIES
Mineral Properties	$ 24,166
Accounts Payable and Accruals	(71)
Net assets acquired	24,095
Fair value of 71,532,516 common shares issued for Beattie, 269 Canada and 258 Manitoba	15,368
Cash paid	8,727
Total consideration paid	$ 24,095